UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

Current Report

Pursuant to Section 13 or 15(d) of the

Securities and Exchange Act of 1934

Date of Report (Date of earliest event reported): July 27, 2012 (July 24, 2012)

TEXAS CAPITAL BANCSHARES, INC.

(Name of Registrant)

Delaware	001-34657	75-2679109
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(I.R.S. Employer Identification Number)

2000 McKinney Avenue, Suite 700, Dallas, Texas, U.S.A.

(Address of principal executive officers)

75201

(Zip Code)

214-932-6600

(Registrant’s telephone number, including area code)

N/A

(Former address of principal executive offices)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02.	Election of New Director

On July 24, 2012, the Company’s Board of Directors elected Preston M. Geren III as a member of the Board. Mr. Geren was appointed to the Directors Loan Committee of Texas Capital Bank. In connection with his election, Mr. Geren was granted 892 cash-based restricted stock units (‘RSUs”) under the Company’s 2005 Long-Term Incentive Plan that vest on July 24, 2013. Mr. Geren also received 3,000 cash-based RSUs under the Company’s 2005 Long-Term Incentive Plan that vest in three equal annual installments.

SIGNATURE

Pursuant to the requirements of the Securities and Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: July 27, 2012	TEXAS CAPITAL BANCSHARES, INC.

	By:	/s/ Peter B. Bartholow
Peter B. Bartholow
Chief Financial Officer